                                                                      Exhibit 24


                                POWER OF ATTORNEY

     Each of the undersigned directors of Education Lending Group, Inc., a Delaware corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-2 (or such other form as may be applicable) under the Securities Act of 1933, as amended, with respect to this offering of securities, hereby constitutes and appoints James G. Clark and Douglas L. Feist, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign in any and all capacities and file (i) such registration statement with all exhibits thereto and other documents in connection therewith, (ii) any and all amendments, post-effective amendments and supplements thereto and (iii) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

Name                                Title                                               Date
----                                -----                                               ----
/s/  Robert deRose                  Director and Chief Executive Officer                10/20/03
---------------------------         (Principal Executive Officer)
     Robert deRose

/s/  Michael H. Shaut               Director, President and Chief Operating             10/18/03
---------------------------         Officer
     Michael H. Shaut

/s/  James G. Clark                 Executive Vice President and                        10/20/03
---------------------------         Chief Financial Officer
     James G. Clark                 (Principal Accounting and Financial Officer)


/s/  Samuel Belzberg                Director                                            10/20/03
---------------------------
     Samuel Belzberg

/s/  Leo Kornfeld                   Director                                            10/20/03
---------------------------
     Leo Kornfeld

/s/  Richard J. Hughes              Director                                            10/17/03
---------------------------
     Richard J. Hughes

/s/  C. David Bushley               Director                                            10/17/03
---------------------------
     C. David Bushley

/s/  Jeffrey E. Stiefler            Director                                            10/20/03
---------------------------
     Jeffrey E. Stiefler